Exhibit 99.1

Jabil Posts Fourth Quarter and Fiscal Year 2022 Results

Announces New $1 Billion Share Repurchase Authorization

ST. PETERSBURG, Fla. – September 27, 2022 –Today, Jabil Inc. (NYSE: JBL), reported preliminary, unaudited financial results for its fourth quarter and fiscal year ended August 31, 2022.

“The team delivered yet another solid year in FY22,” said Chairman and CEO Mark Mondello. “I’d like to thank our reliable workforce and acknowledge the positive impact of our large-scale, well-diversified commercial portfolio,” he added.

Fourth Quarter of Fiscal Year 2022 Highlights:

•	Net revenue: $9.0 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 13 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 32 percent

•	U.S. GAAP operating income: $409 million

•	U.S. GAAP diluted earnings per share: $2.25

•	Core operating income (Non-GAAP): $447 million

•	Core diluted earnings per share (Non-GAAP): $2.34

Fiscal Year 2022 Highlights:

•	Net revenue: $33.5 billion

•	Diversified Manufacturing Services (DMS) year-on-year revenue growth: 9 percent

•	Electronics Manufacturing Services (EMS) year-on-year revenue growth: 20 percent

•	U.S. GAAP operating income: $1.4 billion

•	U.S. GAAP diluted earnings per share: $6.90

•	Core operating income (Non-GAAP): $1.5 billion

•	Core diluted earnings per share (Non-GAAP): $7.65

First Quarter of Fiscal Year 2023 Outlook:

• Net revenue	$9.0 billion to $9.6 billion

• U.S. GAAP operating income	$367 million to $427 million

• U.S. GAAP diluted earnings per share	$1.65 to $2.05 per diluted share

• Core operating income (Non-GAAP) (1)	$415 million to $475 million

• Core diluted earnings per share (Non-GAAP) (1)	$2.00 to $2.40 per diluted share

• Total company revenue	Increase 9 percent year-on-year

(1)

Core operating income and core diluted earnings per share exclude anticipated adjustments of $8 million for amortization of intangibles (or $0.06 per diluted share) and $40 million for stock-based compensation expense and related charges (or $0.29 per diluted share).

Capital Return Update:

Jabil’s Board of Directors has authorized a share repurchase program of up to $1 billion in common stock. The shares will be repurchased from time-to-time through fiscal year 2024 through various methods, including open market repurchases, at the Company’s discretion and subject to market conditions and other factors.

“This is continued evidence of our ongoing commitment to return capital to shareholders,” said CFO Mike Dastoor. “This new authorization reflects our belief in Jabil’s ability to generate strong earnings and free cash flows,” he added.

(Definitions: “U.S. GAAP” means U.S. generally accepted accounting principles. Jabil defines core operating income as U.S. GAAP operating income less amortization of intangibles, stock-based compensation expense and related charges, restructuring, severance and related charges, distressed customer charges, acquisition and integration charges, loss on disposal of subsidiaries, settlement of receivables and related charges, impairment of notes receivable and related charges, goodwill impairment charges and business interruption and impairment charges, net plus other components of net periodic benefit cost.

Jabil defines core earnings as core operating income, less loss on debt extinguishment, loss (gain) on securities, other components of net periodic benefit cost, income (loss) from discontinued operations, gain (loss) on sale of discontinued operations and certain other expenses, net of tax and certain deferred tax valuation allowance charges.

Jabil defines core diluted earnings per share as core earnings divided by the weighted average number of outstanding diluted shares as determined under U.S. GAAP.

Jabil defines adjusted free cash flow as net cash provided by (used in) operating activities less net capital expenditures (acquisition of property, plant and equipment less proceeds and advances from sale of property, plant and equipment).

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flow to provide investors an additional method for assessing operating income, earnings, diluted earnings per share and free cash flow from what it believes are its core manufacturing operations. See the accompanying reconciliation of Jabil’s core operating income to its U.S. GAAP operating income, its calculation of core earnings and core diluted earnings per share to its U.S. GAAP net income and U.S. GAAP earnings per share and additional information in the supplemental information.)

Forward Looking Statements: This release contains forward-looking statements, including those regarding our anticipated financial results for our fourth quarter and full fiscal year 2022 and our guidance for future financial performance in our first quarter of fiscal year 2023 (including, net revenue, total company revenue, U.S. GAAP operating income, U.S. GAAP diluted earnings per share, core operating income (Non-GAAP), core diluted earnings per share (Non-GAAP) results and the components thereof, including but not limited to amortization of intangibles and stock-based compensation expense and related charges). The statements in this release are based on current expectations, forecasts and assumptions involving risks and uncertainties that could cause actual outcomes and results to differ materially from our current expectations. Such factors include, but are not limited to: our determination as we finalize our financial results for our fourth quarter and full fiscal year 2022 that our financial results and conditions differ from our current preliminary unaudited numbers set forth herein; the scope and duration of the COVID-19 outbreak and its impact on our operations, sites, customers and supply chain; managing growth effectively; our dependence on a limited number of customers; competitive challenges affecting our customers; managing rapid declines or increases in customer demand and other related customer challenges that may occur; risks arising from relationships with emerging companies; changes in technology; our ability to introduce new business models or programs requiring implementation of new competencies; competition; transportation issues; our ability to maintain our engineering, technological and manufacturing expertise; retaining key personnel; our ability to purchase components efficiently and reliance on a limited number of suppliers for critical components; risks associated with international sales and operations; including geopolitical uncertainties in Russia and Ukraine, our ability to achieve expected profitability from acquisitions; risk arising from our restructuring activities; issues involving our information systems, including security issues; regulatory risks (including the expense of complying, or failing to comply, with applicable regulations; risk arising from design or manufacturing defects; and intellectual property risk); financial risks (including customers or suppliers who become financially troubled; turmoil in financial markets; tax risks; credit rating risks; risks of exposure to debt; currency fluctuations; energy prices; and asset impairment); changes in financial accounting standards or policies; and risk of natural disaster, climate change or other global events. Additional factors that could cause such differences can be found in our Annual Report on Form 10-K for the fiscal year ended August 31, 2021 and our other filings with the Securities and Exchange Commission. We assume no obligation to update these forward-looking statements.

Supplemental Information Regarding Non-GAAP Financial Measures: Jabil provides supplemental, non-GAAP financial measures in this release to facilitate evaluation of Jabil’s core operating performance. These non-GAAP measures exclude certain amounts that are included in the most directly comparable U.S. GAAP measures, do not have standard meanings and may vary from the non-GAAP financial measures used by other companies. Management believes these “core” financial measures are useful measures that facilitate evaluation of the past and future performance of Jabil’s ongoing operations on a comparable basis.

Jabil reports core operating income, core earnings, core diluted earnings per share and adjusted free cash flows to provide investors an additional method for assessing operating income, earnings, earnings per share and free cash flow from what it believes are its core manufacturing operations. Among other uses, management uses non-GAAP financial measures to make operating decisions, assess business performance and as a factor in determining certain employee performance when determining incentive compensation.

The Company determines the tax effect of the items excluded from core earnings and core diluted earnings per share based upon evaluation of the statutory tax treatment and the applicable tax rate of the jurisdiction in which the pre-tax items were incurred, and for which realization of the resulting tax benefit, if any, is expected. In certain jurisdictions where the Company does not expect to realize a tax benefit (due to existing tax incentives or a history of operating losses or other factors resulting in a valuation allowance related to deferred tax assets), a reduced or 0% tax rate is applied. Detailed definitions of certain of the core financial measures are included above under “Definitions” and a reconciliation of the disclosed core financial measures to the most directly comparable U.S. GAAP financial measures is included under the heading “Supplemental Data” at the end of this release.

Meeting and Replay Information: Jabil will hold a conference call today at 8:30 a.m. ET to discuss its earnings for the fourth quarter and full fiscal year ended August 31, 2022 and to provide an investor briefing. To access the live audio webcast and view the accompanying slide presentation, visit the Investor Relations section of Jabil’s website, located at https://investors.jabil.com. An archived replay of the webcast will also be available after completion of the call.

About Jabil: Jabil (NYSE: JBL) is a manufacturing solutions provider with over 260,000 employees across 100 locations in 30 countries. The world’s leading brands rely on Jabil’s unmatched breadth and depth of end-market experience, technical and design capabilities, manufacturing know-how, supply chain insights and global product management expertise. Driven by a common purpose, Jabil and its people are committed to making a positive impact on their local community and the environment. Visit www.jabil.com to learn more.

Investor Contact

Adam Berry

Vice President, Investor Relations

(727) 577-9749

Adam_Berry@jabil.com

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(in millions)

	August 31, 2022 (unaudited)	August 31, 2021
ASSETS
Current assets:
Cash and cash equivalents	$1,478	$1,567
Accounts receivable, net	3,995	3,141
Contract assets	1,196	998
Inventories, net	6,128	4,414
Prepaid expenses and other current assets	1,111	757

Total current assets	13,908	10,877
Property, plant and equipment, net	3,954	4,075
Operating lease right-of-use asset	500	390
Goodwill and intangible assets, net	862	897
Deferred income taxes	199	176
Other assets	294	239

Total assets	$19,717	$16,654

LIABILITIES AND EQUITY
Current liabilities:
Current installments of notes payable and long-term debt	$300	$—
Accounts payable	8,006	6,841
Accrued expenses	5,272	3,734
Current operating lease liabilities	119	108

Total current liabilities	13,697	10,683
Notes payable and long-term debt, less current installments	2,575	2,878
Other liabilities	272	334
Non-current operating lease liabilities	417	333
Income tax liabilities	182	178
Deferred income taxes	122	111

Total liabilities	17,265	14,517

Commitments and contingencies
Equity:
Jabil Inc. stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	2,655	2,533
Retained earnings	3,638	2,688
Accumulated other comprehensive loss	(42)	(25)
Treasury stock, at cost	(3,800)	(3,060)

Total Jabil Inc. stockholders’ equity	2,451	2,136
Noncontrolling interests	1	1

Total equity	2,452	2,137

Total liabilities and equity	$19,717	$16,654

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Net revenue	$9,030	$7,409	$33,478	$29,285
Cost of revenue	8,301	6,822	30,846	26,926

Gross profit	729	587	2,632	2,359
Operating expenses:
Selling, general and administrative	284	299	1,154	1,213
Research and development	8	7	33	34
Amortization of intangibles	10	12	34	47
Restructuring, severance and related charges	18	4	18	10

Operating income	409	265	1,393	1,055
Loss on debt extinguishment	—	—	4	—
Gain on securities	—	—	—	(2)
Interest and other, net	57	28	158	113

Income before income tax	352	237	1,231	944
Income tax expense	37	62	235	246

Net income	315	175	996	698
Net income attributable to noncontrolling interests, net of tax	—	—	—	2

Net income attributable to Jabil Inc.	$315	$175	$996	$696

Earnings per share attributable to the stockholders of Jabil Inc.:
Basic	$2.30	$1.20	$7.06	$4.69

Diluted	$2.25	$1.16	$6.90	$4.58

Weighted average shares outstanding:
Basic	137.0	145.7	141.2	148.5

Diluted	140.3	150.1	144.4	152.1

JABIL INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2022	August 31, 2021
Cash flows provided by operating activities:
Net income	$996	$698
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	925	876
Restructuring and related charges	(1)	5
Recognition of stock-based compensation expense and related charges	81	102
Deferred income taxes	(13)	(13)
Loss on sale of property, plant and equipment	—	14
Provision for allowance for doubtful accounts	—	6
Gain on securities	—	(2)
Other, net	10	13
Change in operating assets and liabilities, exclusive of net assets acquired:
Accounts receivable	(878)	(283)
Contract assets	(214)	116
Inventories	(1,725)	(1,276)
Prepaid expenses and other current assets	(367)	(90)
Other assets	(29)	(43)
Accounts payable, accrued expenses and other liabilities	2,866	1,310

Net cash provided by operating activities	1,651	1,433

Cash flows used in investing activities:
Acquisition of property, plant and equipment	(1,385)	(1,159)
Proceeds and advances from sale of property, plant and equipment	544	366
Cash paid for business and intangible asset acquisitions, net of cash	(18)	(50)
Repurchase of sold receivables	—	(99)
Cash receipts on repurchased receivables	4	95
Other, net	(3)	(4)

Net cash used in investing activities	(858)	(851)

Cash flows used in financing activities:
Borrowings under debt agreements	3,767	1,724
Payments toward debt agreements	(3,890)	(1,613)
Payments to acquire treasury stock	(696)	(428)
Dividends paid to stockholders	(48)	(50)
Net proceeds from exercise of stock options and issuance of common stock under employee stock purchase plan	45	39
Treasury stock minimum tax withholding related to vesting of restricted stock	(44)	(22)
Other, net	(22)	(63)

Net cash used in financing activities	(888)	(413)

Effect of exchange rate changes on cash and cash equivalents	6	4

Net (decrease) increase in cash and cash equivalents	(89)	173
Cash and cash equivalents at beginning of period	1,567	1,394

Cash and cash equivalents at end of period	$1,478	$1,567

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

RECONCILIATION OF U.S. GAAP FINANCIAL RESULTS TO NON-GAAP MEASURES

(in millions, except for per share data)

(Unaudited)

	Three Months Ended		Fiscal Year Ended
	August 31, 2022	August 31, 2021	August 31, 2022	August 31, 2021
Operating income (U.S. GAAP)	$409	$265	$1,393	$1,055

Amortization of intangibles	10	12	34	47
Stock-based compensation expense and related charges	14	26	81	102
Restructuring, severance and related charges	18	4	18	10
Net periodic benefit cost(1)	(4)	7	17	24
Business interruption and impairment charges, net	—	—	—	(1)
Acquisition and integration charges	—	—	—	4

Adjustments to operating income	38	49	150	186

Core operating income (Non-GAAP)	$447	$314	$1,543	$1,241

Net income attributable to Jabil Inc. (U.S. GAAP)	$315	$175	$996	$696
Adjustments to operating income	38	49	150	186
Loss on debt extinguishment	—	—	4	—
Gain on securities	—	—	—	(2)
Net periodic benefit cost(1)	4	(7)	(17)	(24)
Adjustments for taxes	(28)	(1)	(28)	(3)

Core earnings (Non-GAAP)	$329	$216	$1,105	$853

Diluted earnings per share (U.S. GAAP)	$2.25	$1.16	$6.90	$4.58

Diluted core earnings per share (Non-GAAP)	$2.34	$1.44	$7.65	$5.61

Diluted weighted average shares outstanding (U.S. GAAP and Non-GAAP)	140.3	150.1	144.4	152.1

(1)

Pension service cost is recognized in cost of revenue and all other components of net periodic benefit cost, including return on plan assets, are presented in other expense. We are reclassifying the pension components in other expense to core operating income as we assess operating performance, inclusive of all components of net periodic benefit cost, with the related revenue. There is no impact to core earnings or diluted core earnings per share for this adjustment.

JABIL INC. AND SUBSIDIARIES

SUPPLEMENTAL DATA

ADJUSTED FREE CASH FLOW

(in millions)

(Unaudited)

	Fiscal Year Ended
	August 31, 2022	August 31, 2021
Net cash provided by operating activities (U.S. GAAP)	$1,651	$1,433
Acquisition of property, plant and equipment	(1,385)	(1,159)
Proceeds and advances from sale of property, plant and equipment	544	366

Adjusted free cash flow (Non-GAAP)	$810	$640